UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

CYBER APP SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-41946	98-1585090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Bering Drive
Suite 875
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 713-400-2987

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	CYRB	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 9, 2026, the Board of Directors appointed Fred W. Schoenhut as a director of the Company. Mr. Schoenhut's appointment expands the size of the Board to four directors.

Mr. Schoenhut has over 40 years of leadership and governance experience in global commodities markets. Mr. Schoenhut currently manages private investment activities and serves as President of the Schoenhut Family Foundation, a charitable organization supporting philanthropic, service, and educational initiatives.

Mr. Schoenhut served as Principal of Royal Coffee New York, Inc. from 1995 to 2020 and as Principal of HonorVerus Research, LLC from 2008 to 2013. From 1980 to 2008, Mr. Schoenhut founded and served as President of Copia Trading Co., Ltd., a coffee futures execution firm on the Coffee, Sugar & Cocoa Exchange trading floor at the World Trade Center in New York City.

From 2002 to 2010, Mr. Schoenhut served as Chairman of the Board of the New York Board of Trade ("NYBOT"), now ICE Futures U.S., where he chaired its Executive Committee and helped lead the merger and integration of NYBOT with Intercontinental Exchange ("ICE"). He also served as a member of the Board of Directors of ICE from 2007 to 2010. Mr. Schoenhut received his B.S. in Electrical Engineering from Clarkson University.

There are no arrangements or understandings between Mr. Schoenhut, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Schoenhut was selected as a director of the Company. Mr. Schoenhut has no family relationships with any of the Company's directors or executive officers. Mr. Schoenhut has not been a party to any transactions that would be required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.

Mr. Schoenhut will receive the same compensation as the Company's other non-employee directors as described under "Executive Officer and Director Compensation" in the Company's proxy statement for the 2024 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 29, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APP SOLUTIONS CORP.

Date: March 12, 2026

By: /s/ Steven Looper
Steven Looper
Chief Executive Officer and President